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EXHIBIT 10.1

                               SERVICES AGREEMENT
                               ------------------

     This  Services  Agreement  (the "Agreement") is made as of June 1, 2001, by
                                      ---------
and  between  The  Atlas  Group of Companies, LLC ("ATLAS"), a Limited Liability
                                                    -----
Company organized under the laws of the State of Delaware, and WealthHound, Inc. ("WealthHound"), a corporation organized under the laws of the State of
  -----------
Delaware.
  ------

                                   WITNESSETH:
                                   -----------

     WHEREAS, WealthHound and ATLAS are parties to a Sublease Agreement dated the 2nd day of February 2001, as amended as of May 1, 2001, (the "Sublease
                                                                        --------
Agreement").
     ----

     WHEREAS, the parties have terminated the Sublease Agreement and desire to replace it with a Services Agreement.

     NOW THEREFORE, in consideration of the premises and mutual covenants and obligations set forth herein, the parties agree as follows:

1.     Office  and  Other  Administrative  Services.     ATLAS shall provide the
       --------------------------------------------
following  services  ("Services")  to  WealthHound,  and  any  affiliates and/or
                       --------
subsidiaries  listed  on  Exhibit  A  attached  hereto  and  made a part hereof:

     (a) office space for up to four (4) employees of WealthHound and related office services such as utilities, telecommunications equipment (including the costs of installment and maintenance of lines, office units, and the PBX switch as well as for actual calls), office supplies, receptionist, mailroom services, cleaning services, maintenance services and general office equipment (for example, photocopiers and telefax machines), computers and all related software installed therein, and postage.

     (b) WealthHound shall give ATLAS at least Thirty (30) days notice of its need for office space for a new employee. Nothing herein shall require ATLAS to lease new office space to accommodate WealthHound personnel.

2.      Cost of Services.     In consideration for the Services provided herein,
        ----------------
WealthHound shall pay the sum of Two Thousand Five Hundred ($2,500) Dollars per month. Each monthly payment shall be made in advance on the 1st day of each month during the Term. Checks shall be made payable to "THE ATLAS GROUP OF COMPANIES, LLC."

3.     Term  and  Termination.
       ----------------------

     (a) This Agreement shall commence as of the date set forth above and, unless earlier terminated pursuant to paragraphs (b), (c), or (d) of this Section, shall continue for two (2) years after that date (the "Term"). Upon
                                                                   ----

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termination,  all  rights and obligations of each party hereto shall cease as of the date of termination and any amounts owed by either party hereto shall be paid in full;

     (b) This Agreement shall also terminate automatically and effective immediately upon the earlier to occur of:

          (i) the dissolution, termination or liquidation of ATLAS or WealthHound; or

          (ii) the appointment of a trustee in bankruptcy for ATLAS or WealthHound, an assignment of assets for the benefit of ATLAS's or WealthHound's creditors or the adjudication of bankruptcy with respect to ATLAS or WealthHound;

     (c) In the event that either party hereto shall commit any material breach of or default under this Agreement and such breach or default is not cured within thirty days after notice of such breach or default (if remediable), the non-defaulting or non-breaching party shall have the right (but not the obligation), in addition to all other legal and equitable remedies that may be available to such party, to terminate this Agreement; or

     (d) By either party for any reason whatsoever upon 60 days written notice to the other party.

4.      Direction  and  Control  of  ATLAS's Personnel.     ATLAS shall have the
        ----------------------------------------------
exclusive right to direct and control its personnel and/or any third parties providing the Services hereunder, free of any supervision, direction or control by WealthHound (other than in respect of WealthHound's right, as the recipient of such Services, to specify the nature of the Services desired to be performed). ATLAS shall have the sole right to determine the conditions of employment for all ATLAS personnel providing Services hereunder, including without limitation, their working hours, employment and vacation policies, benefits, seniority, promotions and assignments. ATLAS will be solely responsible for compensation of such personnel and for all withholding taxes, unemployment insurance, workmen's compensation, and any other insurance and fringe benefits with respect to such personnel. ATLAS shall also have the exclusive right to hire and fire such personnel. Unless ATLAS shall have acted in breach of this agreement with respect to ATLAS's personnel, ATLAS shall be solely responsible for severance or amounts payable upon the termination of employment of such personnel or any dispute or claim concerning that termination and ATLAS shall indemnify, defend and hold WealthHound and its officers and directors, harmless, from any and all claims brought against them by ATLAS personnel relating to such termination, dispute or claim.

5.      Limitation of Liability.
        -----------------------

     (a) ATLAS shall use its best efforts to provide the Services under this agreement in a professional and timely manner; in no event, however, shall ATLAS be liable to ATLAS for any loss, damage, claim, liability or expense of any kind caused directly or indirectly by any action (other than for ATLAS's gross negligence or willful breach of this Agreement) taken in furnishing the Services to be provided under this Agreement.

     (b) Neither ATLAS nor WealthHound shall be liable to the other for any special indirect, incidental, consequential or punitive damages, including without limitation, lost or imputed profits, lost savings, loss of goodwill or legal expenses, resulting from any cause whatsoever, whether liability is asserted in contract, tort or otherwise (including negligence and strict product liability), and regardless of the form of legal action, even if the party has advised or has been advised of the possibility of any such loss or damage. In no event shall the aggregate damages claimed by WealthHound hereunder exceed the total fees actually paid by WealthHound to ATLAS under this Agreement, regardless of the number or extent of such claims.

6.      Independent Contractor
        ----------------------

     ATLAS shall be, and in all respects be deemed to be, an independent contractor in the performance of its duties hereunder, any law of any jurisdiction to the contrary notwithstanding. ATLAS shall not, by reason of this Agreement or the performance of the Services, be or be deemed to be, an employee, agent, partner, co-venturer or controlling person of WealthHound, and ATLAS shall have no power to enter into any agreement on behalf of, or otherwise bind WealthHound. Without limiting the foregoing, ATLAS shall not enter into any contract or commitment on behalf of WealthHound.

 7.     Other  Material  Terms  and  Conditions
        ---------------------------------------

     a.     Additional  Instruments.  Each  of  the  parties  shall from time to
            -----------------------
time, at the request of others, execute, acknowledge and deliver to the other party any and all further instruments that may be reasonably required to give full effect and force to the provisions of this Agreement.

     b.     Entire  Agreement.  Each  of  the  parties hereby covenant that this
            -----------------
Agreement, together with the exhibits attached hereto as earlier referenced, is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the parties hereby with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding expressed or implied liability, whereby the absolute,
final  and  unconditional  character  and  nature  of  this   Agreement   shall
be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

      c.     Laws  of  the State of New York.  This Agreement shall be deemed to
             -------------------------------
be made in, governed by and interpreted under and construed in all respects in accordance with the laws of the State of New York irrespective of the country or place of domicile or residence of either party. In the event of controversy arising out of the interpretation, construction, performance or breach of this Agreement, the parties hereby agree and consent to the jurisdiction and venue of the County of New York, New York.

     d.     Assignment.  The  benefits  of  the  Agreement  shall  inure  to the
            -----------
respective successors and assignees of the parties hereto, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns; provided that the rights and obligations of WealthHound under this Agreement may not be assigned or delegated without the prior written consent of ATLAS, and any such purported assignment shall be null and void. Notwithstanding the foregoing, ATLAS may assign this Agreement to any of its affiliated or subsidiary corporations.

     e.     Originals.   This  Agreement  may  be  executed  in  any  number  of
            ---------
counterparts, each of which so executed shall be deemed an original and constitute one and the same agreement. Facsimile copies with signatures shall be given the same legal effect as an original.

     f.     Modification  and  Waiver.  A  modification  or waiver of any of the
            -------------------------
provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any other nature.

     g.      Notices.          All  notices  and  other  communications
             -------
hereunder shall be deemed given upon (a) the sender's confirmation of receipt of a facsimile transmission to the recipient's facsimile number set forth below,
(b) confirmed delivery by a standard overnight carrier to the recipient's address set forth below, or (c) delivery by hand to the recipient's address set forth below (or, in each case, to or at such other facsimile number or address for a party as such party may specify by notice given in accordance with this
Section  7  (g)):

     (a)     If to WealthHound, to:

                    Mr. Robert Schechter, Esq.
                    General Counsel
                    WealthHound, Inc.
                    225 Broadway, Suite 910
                    New York, New York 10007
                    Fax: (212) 267-7771

(b)     If to Atlas, to:

                    Michael D. Farkas
                    Chief Executive Officer
                    The Atlas Group of Companies, LLC
                    225 Broadway, Suite 910
                    New York, New York 10007
                    Fax:  (212)  267-3501

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers or representatives as of the day and year first above written.

 THE  ATLAS  GROUP  OF  COMPANIES,  LLC          WEALTHHOUND,  INC.

By:________________________                     By:________________________
          (Signature)                                  (Signature)


Name:______________________                     Name:______________________
            (print)                                       (print)


Title:______________________                    Title:_____________________


Date:_______________________                    Date:______________________

                                    EXHIBIT A

1.     WealthHound.com,  Inc.
2.     eNvitro,  Inc.
3.     OSRS Communications, Inc.
4.     WealthHound Trading, Inc.






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